AXP(R)
     Bond
         Fund

2003 SEMIANNUAL REPORT

FEB. 28, 2003

AXP Bond Fund seeks to provide shareholders with a high level of current income while conserving the value of the investment for the longest period of time.

American
   Express(R)
 Funds

AMERICAN
   EXPRESS(R)

Mutual Funds Can Work for You

For more than six decades, American Express(R) Funds has provided investors with attractive investment opportunities. Several of our funds helped pioneer the mutual fund industry in the 1940s. Today, with 58 publicly offered funds and more than $60 billion* in assets, American Express Funds ranks among the largest U.S. fund families. American Express Financial Corporation, the investment manager for American Express Funds, has more than 100 years of experience as a financial services provider -- a claim few other financial firms can make. With investment management offices in Minneapolis, Boston, New York, San Diego, London, Tokyo and Singapore, we strive to provide our shareholders with the high-quality service American Express is known for worldwide.

At American Express Funds, we're focused on your success. Our investment managers have the strength and experience that you can count on to help you achieve your financial goals -- now and into the future.

* As of March 2003.



(Dalbar logo)

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.



Table of Contents

From the Chairman                                                     3
Economic and Market Update                                            4
Fund Snapshot                                                         6
Questions & Answers with Portfolio Management                         7
Investments in Securities                                            11
Financial Statements                                                 23
Notes to Financial Statements                                        26
Results of Meeting of Shareholders                                   37

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2 -- AXP BOND FUND -- 2003 SEMIANNUAL REPORT

(photo of) Arne H. Carlson

From the Chairman

Arne H. Carlson
Chairman of the board

Dear Shareholders,

These are extraordinary times for the American economy as well as the investor. Markets like stability and can respond unfavorably to unsettling events such as war, ethical and legal misbehavior by some corporate executives, and general concerns about corporate profitability. As of early March, the U.S. equity market had completed a third consecutive year of declining stock prices, something that has not happened since 1939-1941. Although the U.S. economy is growing, the job market is stagnant, and many corporations are finding that the only way to increase profits is to engage in vigorous cost cutting.

History tells us that the U.S. business cycle will eventually turn. We also have every reason to believe that mutual funds remain one of the most effective and efficient ways to achieve long-term financial goals. To regain trust by investors, however, something more needs to happen on Wall Street. Businesses need to reward ethical behavior, focus on long-term expansion and create value for all shareholders. Oversight and performance measures such as last year's Sarbanes-Oxley Act are in place to help. In my view, this should be coupled with ongoing improvements in leadership and governance.

With this in mind, the real question is what should the investor do? I think it is fair to say that most investment experts would suggest that investors remain where they are, believing that the markets will go up. Secondly, I want you to know that American Express Financial Corporation has made significant management changes and these changes are already gaining the public's attention. For instance, the March 2003 issue of Money magazine wrote a positive feature on Ted Truscott, the company's new Chief Investment Officer and the work he has been doing in attracting top-flight managers. So far, these efforts are paying off with improved performance. The magazine noted, "Last year, 15 of American Express' 24 domestic-stock funds landed in the top half of their Morningstar categories; a year ago only five out of 20 did." In addition, a similar process of change is underway for fixed income funds, led by Michelle Keeley, the new Senior Vice President of Fixed-Income Investments.

The Board of American Express Funds is focused on continuing both excellence in management and further improvement in fund performance. We encourage you to continue to work closely with your financial advisor to maintain a diversified portfolio that balances risk and reward. As investors, we should not let fear distract us from our long-term goals.

On behalf of the Board,

Arne H. Carlson

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3 -- AXP BOND FUND -- 2003 SEMIANNUAL REPORT

Economic and Market Update
         FROM CIO WILLIAM F. "TED" TRUSCOTT

(photo of) William F. "Ted" Truscott

William F. "Ted" Truscott
Chief Investment Officer
American Express Financial Corporation

Dear Shareholders,

U.S. stock markets continued to struggle through late 2002 and early 2003, as all major indices marked a third consecutive year with negative returns. It was the first time since the 1939-41 period that the markets experienced such a prolonged downturn. The most significant factors affecting overall performance were fear of the instability a Middle East war could bring and concern about economic growth and company earnings.

One item that proved increasingly worrisome during the winter months was the rise in energy prices. While there is some consensus that higher energy prices would not be as detrimental to the U.S. economy now as they were in the 1970s, the continued volatility of this sector still produces inflationary pressure and therefore bears monitoring.

As I have said previously, I believe it is unwise to speculate too much on the outcome of the war in Iraq or its possible effect on financial markets. Should a conflict be relatively short and successful, it may indeed give equity markets a boost. On the other hand, if a different scenario develops -- if the conflict is prolonged or aggravates political tensions -- investors may lose confidence.


KEY POINTS

--  Pursue your long-term financial goals without regard to daily headlines.

-- Volatility in energy prices bears monitoring, but likely will not hurt the U.S. economy as much as price spikes in the 1970s.

-- Just as stocks' upside potential was limited in the late `90s, the same can be said for cash and U.S. Treasuries right now. Corporate and high-yield bonds are a different story; values can still be found there.

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4 -- AXP BOND FUND -- 2003 SEMIANNUAL REPORT

Economic and Market Update

Let me stress, however, that the uncertainty of this situation should not prevent us from pursuing our financial goals. For investors with long-term priorities, I would suggest that there is at least as much risk from being too cautious as there is from being too aggressive. Consider this fact: Americans now have more money in cash accounts than at any time in our history -- and at a time when the yield on those investments is at its lowest point since the Kennedy administration. Similarly, the yield on U.S. Treasury bonds, about the safest investment you can find, remains extraordinarily low: less than 4% on a 10-year bond. What these numbers suggest is that Americans are, at the moment, a very risk-averse population. And yet we all know the prime rule of investing: potential reward is commensurate with risk. In other words, no pain, no gain.

This remarkable risk aversion is disconcerting for those of us whose job is to help you reach financial goals. While bonds and cash have a place in every portfolio, they present certain risks of their own -- inflation and interest rates, for example. Even if we don't get an energy-related spike in inflation, the American Express Financial Corporation (AEFC) forecast shows prices inching up over the next year or two. This takes a bite directly out of the already-meager yields for cash and U.S. Treasuries. Inflation is arguably worse for bonds than for stocks because bonds have less upside potential. Finally, existing bonds lose value when interest rates increase, which we also expect to happen in the not-too-distant future.

Equity investing always carries risks, but I would argue that, just as stocks' upside potential was limited in the late `90s, the same can be said for cash and U.S. Treasuries right now. Corporate and high-yield bonds are a different story; values can still be found there. If you're struggling to stay on track with your financial plan, I encourage you to speak with your financial advisor or retirement plan administrator. Good information is always the best solution to fear and uncertainty. At American Express, we're here to answer your questions.

As always, thank you for investing with American Express Funds.

Yours truly,

Ted Truscott

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5 -- AXP BOND FUND -- 2003 SEMIANNUAL REPORT

Fund Snapshot
         AS OF FEB. 28, 2003

PORTFOLIO MANAGER

Portfolio manager                                       Tom Murphy, CFA
                                            Investment Grade Corp. Team
Tenure since                                                    2/24/03
Years in industry                                                    17

BOND SECTOR TEAM LEADERS

Global Bonds                                             Nic Pifer, CFA
High Yield Bonds                                 Jennifer Ponce de Leon
Mortgage Securities                                         Scott Kirby

FUND OBJECTIVE

For investors seeking a high level of current income while conserving the value of the investment for the longest period of time.

Inception dates
A: 10/3/74        B: 3/20/95        C: 6/26/00       Y: 3/20/95

Ticker symbols
A: INBNX          B: ININX          C: AXBCX         Y: IDBYX

Total net assets                                         $3.802 billion

Number of holdings                                    approximately 400

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

       DURATION
SHORT    INT.   LONG
          X           HIGH
          X           MEDIUM  QUALITY
          X           LOW

TOP FIVE SECTORS

Percentage of portfolio assets

Mortgage-backed securities                                         28.0%
Government obligations                                             17.4
Financial services                                                  7.5
Utilities - electric                                                4.8
Media                                                               2.9

CREDIT QUALITY SUMMARY

Percentage of portfolio assets

AAA bonds                                                          48.3%
AA bonds                                                            4.0
A bonds                                                            12.5
BAA bonds                                                          15.3
Non-investment grade bonds                                          6.6

Fund holdings are subject to change.

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6 -- AXP BOND FUND -- 2003 SEMIANNUAL REPORT

Questions & Answers
         WITH PORTFOLIO MANAGEMENT

On Feb. 24, 2003, Tom Murphy, Sector Leader for Investment Grade Corporate Bonds, succeeded Ray Goodner in managing the day-to-day operations of AXP Bond Fund. Below, the management team reviews performance since August 2002. Murphy also provides an outlook for the coming months.

Q:  How did AXP Bond Fund perform during the first half of its fiscal year?

A: Interest rate declines and strong returns from AXP Bond Fund's significant corporate bond position helped the Fund outperform its index benchmark. The Fund's Class A shares (excluding sales charge) returned 4.92% for the six months ended Feb. 28, 2003. This was slightly more than the Lehman Brothers Aggregate Bond Index, which rose 4.74% for the period. The Lipper Corporate Debt - BBB rated Funds Index, representing the Fund's peer group, rose 6.44% over the same period.

Q: How did the Fund's positioning contribute to strong performance relative to its benchmark?

A: For most of the past six months, we had approximately 45% of the portfolio allocated to investment-grade corporate issues and approximately 15% in low-grade corporate debt securities. Corporate bonds, both investment-grade and non-investment grade, led the bond market during this period, and helped the

(bar graph)
PERFORMANCE COMPARISON
For the six-month period ended Feb. 28, 2003

8%
6%
4%          (bar 1)       (bar 2)       (bar 3)
2%          +4.92%        +4.74%        +6.44%
0%

(bar 1) AXP Bond Fund Class A (excluding sales charge)

(bar 2) Lehman Brothers Aggregate Bond Index(1) (unmanaged)

(bar 3) Lipper Corporate Debt - BBB rated Funds Index(2)

(1) Lehman Brothers Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the securities used to create the index may not be representative of the bonds held in the Fund.

(2) The Lipper Corporate Debt - BBB rated Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

Past performance is no guarantee of future results. The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in sales charges and fees.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

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7 -- AXP BOND FUND -- 2003 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote) > To reduce volatility versus our benchmark in the current uncertain environment, we plan to hold fewer low-quality bonds that are not in the Lehman Brothers Aggregate Bond Index. (end callout quote)

Fund outperform its benchmark. The Fund's holdings improved significantly as the equity markets recovered, corporate governance issues subsided, investors focused on ongoing balance sheet improvement, and liquidity/market sentiment improved. The portfolio had smaller positions in both mortgage-backed and government securities, sectors that lagged the market. However, the Fund underperformed its peer group since our competitors had even greater weightings in corporate bonds.

AVERAGE ANNUAL TOTAL RETURNS

as of Feb. 28, 2003

                                Class A                   Class B                   Class C                    Class Y
(Inception dates)              (10/3/74)                 (3/20/95)                 (6/26/00)                  (3/20/95)
                         NAV(1)       POP(2)       NAV(1)    After CDSC(3)    NAV(1)    After CDSC(4)   NAV(5)       POP(5)

6 months                 +4.92%       -0.70%        +4.52%       +0.52%       +4.73%       +3.73%       +5.00%       +5.00%
1 year                   +6.21%       +1.17%        +5.40%       +1.40%       +5.61%       +5.61%       +6.37%       +6.37%
5 years                  +5.09%       +4.07%        +4.30%       +4.14%         N/A          N/A        +5.23%       +5.23%
10 years                 +6.84%       +6.32%          N/A          N/A          N/A          N/A          N/A          N/A
Since inception            N/A          N/A         +6.57%       +6.57%       +7.16%       +7.16%       +7.53%       +7.53%

(1) Excluding sales charge.

(2) Returns at public offering price (POP) reflect a sales charge of 4.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4) 1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. The performance shown for each class of shares will vary due to differences in sales charges and fees. Short term performance may be higher or lower than the figures shown. Visit americanexpress.com for current information.

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8 -- AXP BOND FUND -- 2003 SEMIANNUAL REPORT

Questions & Answers

Q:  Have you made changes to the Fund's strategy?

A: Over the last two months of the semiannual period, we trimmed our allocation to high-grade bonds, reduced our exposure to low-grade corporate bonds to 6.6% and increased the Fund's weighting in mortgage-backed securities. We believe that global tensions and lingering economic concerns, combined with recent price appreciation, might trigger a decline in corporate bonds in the coming months. While we expect late 2003 growth to accelerate, especially if the Iraqi situation is resolved quickly, there remain numerous headwinds for the economy and the credit markets in the near term. As a result, we continue to opportunistically reduce our investment grade corporate bond holdings, though we are optimistic longer term.

    In addition, we began to phase out our short-duration Japanese and European bond holdings, which performed well as the dollar weakened. We do still believe there are opportunities in other global bond sectors, primarily in non-U.S. dollar securities such as bonds denominated in Canadian, Australian or New Zealand dollars, and in longer-duration European bonds.

Q: Given the current instability in the Middle East, what are your thoughts about energy bonds as part of your overall corporate bond sector allocation strategy?

A: From an industry selection standpoint, the portfolio is defensively positioned, with a focus on consumer non-cyclicals and other strong cash flow generating companies and has an underlying theme of prudent diversification within our relative value framework. With oil and natural gas prices as high as they are, energy is a tough area to invest in now. We believe we will have an opportunity to buy bonds in this sector later in the year, if oil prices do come down around a positive resolution of the geopolitical situation.

Q:  What is your outlook for the second half of the Fund's fiscal year?

A: We think the economy will grow modestly in the near term, in spite of obstacles that include the situation in Iraq, high energy prices and potential consumer weakness. Increased business spending would certainly be beneficial, but most management teams are currently in a wait-and-see mode. Resolution to the war in Iraq would likely result in much better performance from the corporate area, the economy, and the equity

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9 -- AXP BOND FUND -- 2003 SEMIANNUAL REPORT

Questions & Answers

    markets. With that, we would probably see interest rates rise, although any increases are still likely to be tempered by the economy's modest growth rate and the tame inflation environment.

Q:  How are you positioning the portfolio to reflect your outlook?

A: Overall, there are three themes to our current portfolio positioning. First, in the corporate and high-yield bond areas, we are employing a more diversified, less concentrated strategy within a more research-intensive framework. Second, we are taking a much more conservative approach to high-yield bonds, given our view of the economy and near-term risks. To reduce volatility versus our benchmark in the current uncertain environment, we plan to hold fewer low-quality bonds that are not in the Lehman Brothers Aggregate Bond Index.

    Third, we have adjusted the mortgage component of the Fund to make it more in line with the duration and structure of mortgages in the Index. During the past six months, we moved from an underweight position in mortgages to a market weight position while bringing in duration. We're currently seeking opportunities to add relative value within mortgages by focusing on pools that historically have had lower-than-average prepayment risks, such as low-balance mortgages, mortgages in states with less refinancing activity and servicing organizations that have historically been less aggressive in getting customers to refinance.

Q:  How sensitive is the Fund to interest rate changes?

A: We have kept the Fund's duration -- a measure of interest rate sensitivity -- fairly conservative. With interest rates at historically low levels, we have found better opportunities to enhance performance through sector and individual security selection rather than increasing interest rate sensitivity. The Fund's conservative duration could help shield it from the full impact of any rate volatility later in the year. We believe the portfolio, with its current duration and its corporate bond holdings, is well positioned to generate attractive returns while preserving capital.

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10 -- AXP BOND FUND -- 2003 SEMIANNUAL REPORT

Investments in Securities

AXP Bond Fund

Feb. 28, 2003 (Unaudited)

(Percentages represent value of investments compared to net assets)

Bonds (96.6%)

Issuer                        Coupon               Principal            Value(a)
                                rate                  amount

Government obligations & agencies (19.4%)
Australian Government
     (Australian Dollar)
         07-15-05               7.50%             29,400,000(c)      $19,107,739
Canadian Government
     (Canadian Dollar)
         09-01-04               5.00              27,300,000(c)       18,739,110
Federal Natl Mtge Assn
         04-15-04               3.63              55,000,000          56,373,900
         07-15-05               7.00              80,100,000          89,704,551
         02-21-13               4.75              34,000,000          34,345,440
Govt of New Zealand
     (New Zealand Dollar)
         02-15-05               6.50              33,500,000(c)       19,051,627
U.S. Treasury
         01-31-05               1.63              48,200,000          48,318,620
         02-28-05               1.50               5,000,000           4,996,100
         08-15-05               6.50              31,300,000          34,916,621
         02-15-08               3.00             110,710,000         112,396,556
         05-15-09               5.50               1,900,000           2,165,331
         02-15-13               3.88              49,100,000          49,823,096
         08-15-23               6.25             113,800,000         136,368,817
         11-15-24               7.50               5,900,000(k)        8,117,108
         02-15-31               5.38              66,829,000          74,094,047
United Mexican States
     (U.S. Dollar)
         01-14-12               7.50              27,000,000(c)       29,025,000
Total                                                                737,543,663

Mortgage-backed securities (31.2%)
Federal Home Loan Mtge Corp
         07-01-07               6.50                   1,220               1,231
         03-01-13               5.50               4,985,847           5,233,544
         04-01-15               7.50               5,210,618           5,573,709
         04-01-17               8.00                 111,911             122,505
         05-01-17               6.00               3,624,351           3,803,542
         02-01-23               6.00              35,024,269          36,641,981
         08-01-24               8.00               1,757,067           1,915,799
         10-01-28               7.00                 394,629             416,285
         07-01-32               7.00              35,212,971          37,105,114
         09-01-32               6.50              22,624,882          23,681,950
         10-01-32               6.50              17,730,508          18,558,904
         01-01-33               6.50              27,368,525          28,647,224
         05-01-33               5.50              63,500,000(h)       64,551,560
     Collateralized Mtge Obligation
         03-15-22               7.00               6,929,410           7,294,457
         07-15-22               7.00               6,746,224           7,149,918
Federal Natl Mtge Assn
         03-01-08               7.00               6,503,919           6,966,106
         07-01-08               6.50               2,733,607           2,919,262
         11-01-09               9.00                     615                 676
         06-01-10               6.50               6,122,764           6,538,597
         08-01-11               8.50               5,720,932           6,259,834
         11-01-12               4.79              13,000,000          13,324,955
         11-25-12               4.49              13,500,000          13,500,000
         01-01-13               4.78              10,845,000          11,158,488
         01-01-13               4.92               5,779,606           6,051,428
         02-01-13               4.83               6,550,000           6,826,328
         02-01-13               4.87              15,150,000(h)       15,879,094
         02-01-13               5.02              15,950,000          16,842,203
         04-01-13               7.00              18,168,516          19,459,623
         05-01-13               6.50              14,774,618          15,696,810
         04-01-14               6.50               3,947,036           4,193,400
         03-01-15               5.50              50,000,000(h)       52,078,000
         03-01-15               6.00               4,650,000(h)        4,881,059
         04-01-15               5.50              88,000,000(h)       91,409,999
         05-01-15               5.50              10,000,000(h)       10,356,200
         08-01-16               6.00              16,893,660          17,743,378
         08-01-16               6.50               5,887,933           6,248,409
         06-01-17               6.50               6,010,367           6,377,704
         08-01-17               6.50               5,766,086           6,118,493
         09-01-17               6.50               8,684,847           9,215,640
         11-01-17               6.00              44,030,196          46,244,829
         12-01-17               6.50               4,259,056           4,519,358
         03-01-18               5.00               7,000,000(h)        7,196,840
         04-01-18               5.00              55,000,000(h)       56,340,900
         05-01-18               4.50              21,000,000(h)       21,032,760

See accompanying notes to investments in securities.

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11 -- AXP BOND FUND -- 2003 SEMIANNUAL REPORT

Issuer                        Coupon               Principal            Value(a)
                                rate                  amount

Mortgage-backed securities (cont.)
Federal Natl Mtge Assn (cont.)
         05-01-18               5.00%            $19,325,000(h)      $19,723,482
         04-01-23               8.50               2,256,657           2,466,559
         05-01-23               6.50              12,015,097          12,648,854
         09-01-23               6.50               1,453,981           1,530,674
         11-01-23               6.50               2,831,981           2,981,358
         01-01-24               6.50              19,893,733          20,943,062
         02-01-24               6.50               2,115,076           2,224,082
         05-01-24               6.00              26,564,035          27,822,049
         06-01-24               9.00               1,711,166           1,908,654
         02-01-25               8.00                 791,350             864,850
         09-01-25               8.00               1,764,515           1,927,238
         03-01-26               7.00               4,486,393           4,745,248
         06-01-28               6.00              16,986,704          17,714,316
         08-01-28               6.50              10,016,153          10,489,048
         01-01-29               6.50              15,899,743          16,658,658
         05-01-29               6.50              12,882,518          13,486,563
         06-01-29               7.00                  35,311              37,261
         09-01-29               7.00              28,621,929          30,202,867
         04-01-30               6.00              56,650,000(h)       58,686,001
         10-01-30               7.00               8,207,519           8,660,864
         01-01-31               7.50               9,243,584           9,848,370
         06-01-32               7.00              56,623,417          59,726,325
         08-01-32               7.00               4,795,188(h)        5,059,216
         09-01-32               6.50               5,877,102(h)        6,148,890
         10-01-32               6.00              15,247,810          15,877,028
         10-01-32               6.50               4,266,073           4,463,358
         12-01-32               6.50               5,986,357(h)        6,263,197
         02-01-33               4.75               5,993,307(h,m)      6,128,189
         03-25-33               4.94               6,000,000(h)        6,198,750
         04-01-33               5.50              61,100,000(h)       62,284,118
         03-25-34               7.50              10,000,000(h)       10,884,375
Govt Natl Mtge Assn
         02-15-24               8.00                 876,865             962,750
         02-15-25               9.00                 160,827             178,911
         06-15-26               8.00               1,182,871           1,290,457
         08-15-26               8.00               1,561,451           1,703,471
Residential Funding Mtge
     Collateralized Mtge Obligation
         10-25-17               5.50               6,904,990           7,140,338
Total                                                              1,185,957,527

Aerospace & defense (0.8%)
Alliant Techsystems
     Company Guaranty
         05-15-11               8.50               3,500,000           3,780,000
Boeing
         02-15-13               5.13               2,700,000           2,714,985
Northrop Grumman
     Company Guaranty
         02-15-11               7.13              10,000,000          11,544,300
United Technologies
         11-15-19               8.88              10,000,000          13,639,000
Total                                                                 31,678,285

Airlines (0.5%)
Continental Airlines
     Series 1998A
         09-15-17               6.65              11,529,457           9,597,186
     Series 2000-2
         04-02-18               8.31               3,851,078           2,329,243
Delta Air Lines
     Series 2002-1
         01-02-12               7.78               6,453,318           4,710,922
United Air Lines
         01-01-14               7.78               1,320,256(b)          982,178
Total                                                                 17,619,529

Automotive & related (0.9%)
DaimlerChrysler North America Holding
         01-15-08               4.75               7,000,000           7,124,880
Ford Motor
         02-01-29               6.38               3,690,000           2,752,434
         07-16-31               7.45              14,145,000          11,894,728
SPX
     Sr Nts
         01-01-13               7.50               2,500,000           2,581,250
TRW
         06-01-09               7.13               6,000,000           6,907,152
TRW Automotive
     Sr Nts
         02-15-13               9.38               2,000,000(d)        2,040,000
     Sr Sub Nts
         02-15-13              11.00                 275,000(d)          283,594
Total                                                                 33,584,038

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
12 -- AXP BOND FUND -- 2003 SEMIANNUAL REPORT

Issuer                        Coupon               Principal            Value(a)
                                rate                  amount

Banks and savings & loans (3.1%)
Bank of America
     Sub Nts
         02-15-10               7.80%            $21,000,000         $25,337,843
BNP Paribas LLC
     Company Guaranty
         01-15-15               5.13               6,500,000(d)        6,687,330
Capital One Bank
     Sr Nts
         02-01-06               6.88               2,210,000           2,236,359
Central Fidelity Capital
     Company Guaranty Series A
         04-15-27               2.83              16,500,000(j)       15,988,665
Development Bank of Singapore
     (U.S. Dollar)
         05-15-11               7.13               6,200,000(c,d)      7,080,791
FleetBoston Financial
         09-15-05               7.25               9,000,000          10,071,963
     Sr Nts
         12-01-06               4.88               6,500,000           6,917,593
Marshall & Ilsley
     Series E
         09-01-06               5.75               8,000,000           8,726,960
Washington Mutual
     Series 2003-AR3 Cl A5
         04-25-33               3.93               9,140,000           9,234,256
     Sr Nts
         01-15-08               4.38               9,150,000           9,588,495
Washington Mutual Bank
         06-15-11               6.88              15,000,000          17,196,990
Total                                                                119,067,245

Beverages & tobacco (0.2%)
Bottling Group LLC
     Company Guaranty
         11-15-12               4.63               7,000,000(d)        7,078,687
Cott Beverages
     Company Guaranty
         12-15-11               8.00               2,000,000           2,105,000
Total                                                                  9,183,687

Building materials & construction (1.7%)
Associated Materials
     Company Guaranty
         04-15-12               9.75               2,500,000           2,650,000
Georgia-Pacific
     Sr Nts
         02-01-10               8.88               4,000,000(d)        3,980,000
Louisiana Pacific
     Sr Nts
         08-15-10               8.88               2,260,000           2,467,319
Meritage
     Company Guaranty
         06-01-11               9.75               2,000,000           2,095,000
     Sr Nts
         06-01-11               9.75                 570,000(d)          595,650
Nortek
     Sr Nts Series B
         08-01-08               8.88               3,600,000           3,676,500
Pulte Homes
     Sr Nts
         12-15-03               7.00               7,700,000           7,875,152
Schuler Homes
     Company Guaranty
         07-15-11              10.50               2,000,000           2,170,000
Tyco Intl Group
     (U.S. Dollar) Company Guaranty
         02-15-11               6.75               7,000,000(c)        6,615,000
WCI Communities
     Company Guaranty
         02-15-11              10.63               2,775,000           2,816,625
Weyerhaeuser
         03-15-07               6.13              12,000,000          13,008,851
         03-15-32               7.38              11,500,000          12,838,543
     (U.S. Dollar) Company Guaranty
         01-15-04               8.50               3,000,000(c)        3,125,460
Total                                                                 63,914,100

Chemicals (1.2%)
Airgas
     Company Guaranty
         10-01-11               9.13               5,000,000           5,475,000
Allied Waste North America
     Company Guaranty
         09-01-12               9.25               5,410,000(d)        5,653,450
     Company Guaranty Series B
         08-01-09              10.00               2,000,000           2,030,000
Compass Minerals Group
     Company Guaranty
         08-15-11              10.00               4,000,000           4,380,000
Dow Chemical
         08-15-05               7.00               1,575,000           1,711,307
         10-01-12               6.00               8,000,000           8,214,480
IMC Global
     Company Guaranty Series B
         06-01-08              10.88               1,755,000           1,842,750

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
13 -- AXP BOND FUND -- 2003 SEMIANNUAL REPORT

Issuer                        Coupon               Principal            Value(a)
                                rate                  amount

Chemicals (cont.)
MacDermid
         07-15-11               9.13%             $3,000,000          $3,240,000
Noveon
     Company Guaranty Series B
         02-28-11              11.00               3,850,000           4,254,250
Resolution Performance
     Sr Sub Nts
         11-15-10              13.50                 730,000(d)          759,200
         11-15-10              13.50                 770,000             800,800
Waste Management
     Company Guaranty
         05-15-09               6.88               8,000,000           8,905,440
Total                                                                 47,266,677

Communications equipment & services (2.1%)
AT&T Wireless Services
     Sr Nts
         03-01-11               7.88              20,950,000          22,259,375
         03-01-31               8.75               3,680,000           3,910,000
Deutsche Telekom Intl Finance
     (U.S. Dollar) Company Guaranty
         06-15-30               8.75               4,950,000(c)        5,810,419
DirectTV Holdings/Finance
     Sr Nts
         03-15-13               8.38               4,620,000(d)        4,874,100
EchoStar DBS
     Sr Nts
         02-01-09               9.38               1,545,000           1,645,425
Qwest
         03-15-12               8.88               3,000,000(d)        3,120,000
Verizon Global Funding
         06-15-12               6.88               7,000,000           7,999,355
         06-15-32               7.75              11,600,000          14,056,880
Verizon New England
     Sr Nts
         09-15-11               6.50              13,000,000          14,499,940
Total                                                                 78,175,494

Electronics (0.3%)
L-3 Communications
     Company Guaranty
         06-15-12               7.63               4,000,000           4,180,000
Reliance Electric
         04-15-03               6.80               6,000,000           6,037,043
Total                                                                 10,217,043

Energy (1.9%)
Anadarko Finance
     Company Guaranty Series B
         05-01-11               6.75              14,000,000          15,973,580
Conoco
     Sr Nts
         04-15-29               6.95               6,950,000           7,945,810
Conoco Funding
     (U.S. Dollar) Company Guaranty
         10-15-31               7.25               7,000,000(c)        8,319,612
FirstEnergy
     Series B
         11-15-11               6.45              10,000,000          10,196,700
Forest Oil
     Sr Nts
         12-15-11               8.00               4,915,000           5,099,313
Grant Prideco Escrow
     Sr Nts
         12-15-09               9.00               4,720,000(d)        4,956,000
Luscar Coal
     (U.S. Dollar) Sr Nts
         10-15-11               9.75               2,525,000(c)        2,768,031
Newfield Exploration
     Sr Nts
         03-01-11               7.63               6,500,000           6,951,295
Westport Resources
     Company Guaranty
         11-01-11               8.25               2,850,000           2,999,625
XTO Energy
     Sr Nts
         04-15-12               7.50               5,230,000           5,609,175
Total                                                                 70,819,141

Energy equipment & services (0.4%)
Key Energy Services
     Sr Nts
         03-01-08               8.38               5,000,000           5,275,000
Progress Energy
     Sr Nts
         03-01-06               6.75               4,710,000           5,152,015
         03-01-11               7.10               4,830,000           5,458,368
Total                                                                 15,885,383

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
14 -- AXP BOND FUND -- 2003 SEMIANNUAL REPORT

Issuer                        Coupon               Principal            Value(a)
                                rate                  amount

Financial services (8.3%)
Citibank Credit Card Issuance Trust
     Series 2003-A2 Class A2
         01-15-08               2.70%            $10,000,000         $10,109,677
Citigroup
         02-01-08               3.50              22,400,000          22,633,408
     Sub Nts
         10-01-10               7.25              20,000,000          23,601,900
         08-27-12               5.63                 800,000             859,056
Countrywide Home Loan
         12-19-05               3.50              14,000,000          14,213,640
Credit Suisse First Boston USA
         01-15-12               6.50               5,750,000           6,264,050
GMAC
         09-15-11               6.88              51,800,000          51,917,328
Goldman Sachs Group
         01-15-11               6.88               9,300,000          10,610,565
Greenwich Capital Commercial Funding
     Series 2002-C1 Cl A3
         01-01-17               4.50               6,000,000           6,177,239
     Series 2002-C1 Cl A4
         01-11-35               4.95               6,825,000(h)        7,056,763
Honda Auto Receivables Owner Trust
     Series 2003-1 Cl A4
         07-18-08               2.48               3,650,000           3,664,181
Household Finance
         01-24-06               6.50              20,000,000          21,750,500
         10-15-11               6.38               6,850,000           7,417,954
         11-27-12               6.38               5,000,000           5,458,450
HSBS Holdings
     (U.S. Dollar) Sub Nts
         12-12-12               5.25              11,350,000(c)       11,808,268
Indah Kiat Finance Mauritius
     (U.S. Dollar) Company Guaranty
         07-01-07              10.00               9,225,000(b,c)      2,444,625
John Hancock Financial Services
     Sr Nts
         12-01-08               5.63               9,602,000          10,450,077
J.P. Morgan Chase
     Sub Nts
         01-02-13               5.75               8,000,000           8,364,600
LaBranche
     Sr Sub Nts
         03-02-07              12.00               3,000,000           3,330,000
LB-UBS Commercial Mtge Trust
     Series 2002-C4 Cl A4
         09-15-26               4.56              10,000,000          10,266,990
     Series 2002-C4 Cl A5
         09-15-31               4.85               6,000,000           6,168,536
Legg Mason
     Sr Nts
         07-02-08               6.75              11,300,000          12,715,438
Lehman Brothers Holdings
         01-22-08               4.00               5,100,000           5,195,421
MBNA Credit Card Master Note Trust
     Series 2003-A1
         07-15-10               3.30               5,795,000           5,842,577
Merrill Lynch
         11-15-07               4.00               9,000,000           9,190,170
Morgan Stanley
         04-15-06               6.10              14,000,000          15,383,732
         03-01-13               5.30               7,920,000           8,040,859
Nissan Auto Receivables Owner Trust
     Series 2003-A Cl A4
         07-15-08               2.61               2,500,000           2,499,694
TIAA Global Markets
     Company Guaranty
         01-22-08               3.88              11,900,000(d)       12,195,953
Total                                                                315,631,651

Food (0.8%)
B&G Foods
     Company Guaranty Series D
         08-01-07               9.63               1,976,000           2,010,580
Burns Philp Capital Property
     (U.S. Dollar) Sr Sub Nts
         02-15-11              10.75               1,610,000(c,d)      1,537,550
Chiquita Brands Intl
     Sr Nts
         03-15-09              10.56               2,500,000           2,562,500
Del Monte
     Company Guaranty Series B
         05-15-11               9.25               3,030,000           3,151,200
General Mills
         02-15-07               5.13               7,350,000           7,824,737
Kellogg
     Series B
         04-01-11               6.60               3,000,000           3,421,770
Kraft Foods
         11-01-11               5.63               9,775,000          10,604,604
Smithfield Foods
     Sr Sub Nts
         02-15-08               7.63               1,000,000             953,750
Total                                                                 32,066,691

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
15 -- AXP BOND FUND -- 2003 SEMIANNUAL REPORT

Issuer                        Coupon               Principal            Value(a)
                                rate                  amount

Furniture & appliances (--%)
Interface
     Company Guaranty
         04-01-08               7.30%             $1,000,000            $850,000

Health care services (0.3%)
AmerisourceBergen
     Sr Nts
         11-15-12               7.25               3,000,000(d)        3,112,500
HCA
         06-01-06               7.13               4,775,000           5,127,696
Paracelsus Healthcare Escrow
     Sr Sub Nts
         08-15-06                 --              13,100,000(b,f,l)           --
Tenet Healthcare
     Sr Nts
         12-01-11               6.38               2,200,000           2,123,000
Vanguard Health Systems
     Company Guaranty
         08-01-11               9.75               1,500,000           1,458,750
Total                                                                 11,821,946

Industrial equipment & services (0.1%)
Joy Global
     Company Guaranty Series B
         03-15-12               8.75               4,610,000           4,828,975

Insurance (2.8%)
Americo Life
     Sr Sub Nts
         06-01-05               9.25               2,500,000           2,375,000
ASIF Global Financing
         01-17-13               4.90               6,520,000(d)        6,609,696
Florida Windstorm
     Sr Nts (MBIA Insured)
         08-25-07               6.85              15,000,000(d,g)     17,060,460
Hartford Financial Services Group
     Sr Nts
         09-01-07               4.70               4,500,000           4,662,315
Hartford Life
         06-15-27               7.65               4,115,000           4,718,337
Lincoln Natl
         12-15-11               6.20               5,600,000           6,079,360
Marsh & McLennan
         02-15-13               4.85               3,930,000           4,019,368
MetLife
         05-15-05               3.91               5,300,000           5,450,605
     Sr Nts
         12-15-32               6.50              15,000,000          16,200,360
Principal Mutual
         03-01-44               8.00               5,300,000(d)        5,654,485
Prudential Funding LLC
         05-15-08               6.60              18,967,000(d)       21,152,586
Safeco
         02-01-08               4.20               7,000,000           7,084,000
Zurich Capital Trust I
     Company Guaranty
         06-01-37               8.38               5,635,000(d)        5,248,766
Total                                                                106,315,338

Leisure time & entertainment (1.8%)
Alliance Atlantis Communications
     (U.S. Dollar) Sr Sub Nts
         12-15-09              13.00               2,000,000(c)        2,250,000
AOL Time Warner
         05-01-12               6.88              19,590,000          20,659,222
HMH Properties
     Company Guaranty Series A
         08-01-05               7.88               1,000,000             982,500
     Company Guaranty Series B
         08-01-08               7.88               2,185,000           2,032,050
MGM Mirage
     Sr Nts
         10-15-06               7.25               3,400,000           3,502,000
Mohegan Tribal Gaming
     Sr Sub Nts
         04-01-12               8.00               5,000,000           5,100,000
Starwood Hotels Resorts
         05-01-07               7.88               3,500,000(d)        3,430,000
Station Casinos
     Sr Nts
         02-15-08               8.38               3,000,000           3,150,000
United Artists Theatre
         07-01-15               9.30              10,847,149          10,196,320
Viacom
     Company Guaranty
         05-15-11               6.63              13,650,000          15,699,193
Total                                                                 67,001,285

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
16 -- AXP BOND FUND -- 2003 SEMIANNUAL REPORT

Issuer                        Coupon               Principal            Value(a)
                                rate                  amount

Media (3.2%)
American Media Operation
     Company Guaranty Series B
         05-01-09              10.25%             $2,000,000          $2,145,000
Belo (AH)
         11-01-08               8.00               6,550,000           7,538,985
CanWest Media
     (U.S. Dollar) Sub Sr Nts
         05-15-11              10.63               2,500,000(c)        2,725,000
Comcast Cable Communications
     Sr Nts
         06-15-13               7.13              19,025,000          21,145,602
Corus Entertainment
     (U.S. Dollar) Sr Sub Nts
         03-01-12               8.75               3,500,000(c)        3,613,750
CSC Holdings
     Sr Sub Deb
         05-15-16              10.50               2,880,000           3,074,400
Emmis Communications
     Company Guaranty Series B
         03-15-09               8.13               2,470,000           2,556,450
Hollinger Intl Publishing
     Sr Nts
         12-15-10               9.00               2,500,000(d)        2,612,500
Lamar Media
     Sr Sub Nts
         01-01-13               7.25               1,930,000(d)        1,973,425
Mediacom LLC/Mediacom Capital
     Sr Nts
         01-15-13               9.50               2,000,000           1,955,000
News Corp
         06-24-10              10.15               2,855,206(f)        3,424,426
Nexstar Finance LLC
     Company Guaranty
         04-01-08              12.00               2,000,000           2,200,000
Quebecor Media
     (U.S. Dollar) Sr Nts
         07-15-11              11.13               2,940,000(c)        3,101,700
Radio One
     Company Guaranty Series B
         07-01-11               8.88               2,000,000           2,145,000
Sinclair Broadcast Group
     Company Guaranty
         03-15-12               8.00               3,500,000           3,583,125
Sun Media
     (U.S. Dollar) Sr Nts
         02-15-13               7.63               2,500,000(c,d)      2,600,725
TCI Communications
         02-15-06               6.88               5,512,000           5,888,233
Time Warner
         08-15-06               8.11               4,095,000           4,516,081
Time Warner Companies
         02-01-24               7.57              10,875,000          11,300,561
Turner Broadcasting
         07-01-13               8.38              10,000,000          11,459,989
         02-01-24               8.40              19,500,000          21,458,638
Total                                                                121,018,590

Metals (0.1%)
AK Steel
     Company Guaranty
         06-15-12               7.75               2,000,000           1,935,000
Imexsa Export Trust
     (U.S. Dollar) Company Guaranty
         05-31-05              10.63               1,589,748(c,d)        874,362
Total                                                                  2,809,362

Miscellaneous (1.2%)
American Commercial Lines LLC
     Term Loan B
         06-30-06               7.37               3,056,014           2,444,811
     Term Loan C
         03-30-07               7.62               4,284,771           3,427,817
AOA Holdings LLC
     Sr Nts
         06-15-08              11.00               6,000,000(f)        6,000,000
EOP Operating LP
     Sr Nts
         07-15-11               7.00              14,000,000          15,755,656
ERP Operating LP
         03-02-11               6.95              10,000,000          11,271,330
MSX Intl
     Company Guaranty
         01-15-08              11.38               2,510,000             878,500
Natl Waterworks
     Sr Sub Nts
         12-01-12              10.50               3,000,000(d)        3,180,000
Von Hoffman
     Company Guaranty
         03-15-09              10.25               2,241,000           2,196,180
Total                                                                 45,154,294

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
17 -- AXP BOND FUND -- 2003 SEMIANNUAL REPORT

Issuer                        Coupon               Principal            Value(a)
                                rate                  amount

Multi-industry conglomerates (1.5%)
Fisher Scientific Intl
     Sr Sub Nts
         05-01-12               8.13%             $1,900,000(d)       $2,009,250
General Electric
         02-01-13               5.00              20,000,000          20,545,200
General Electric Capital
         03-30-06               5.35               8,000,000           8,640,480
         06-15-12               6.00              25,000,000          27,295,750
Total                                                                 58,490,680

Paper & packaging (1.3%)
Ball
     Sr Nts
         12-15-12               6.88               1,520,000(d)        1,542,800
Carter Holt Harvey
     (U.S. Dollar)
         12-01-04               8.88              10,500,000(c)       11,490,937
Cascades
     (U.S. Dollar) Sr Nts
         02-15-13               7.25               2,685,000(c,d)      2,784,184
Crown Euro Holdings
     (U.S. Dollar)
         03-01-13              10.88                 960,000(c,d)        969,600
Crown Paper
     Sr Sub Nts
         09-01-05              11.00               6,950,000(b)              695
Doman Inds
     (U.S. Dollar) Sr Nts Series B
         11-15-07               9.25               3,395,000(b,c)        492,275
Intl Paper
         11-15-12               5.13               9,000,000           8,966,880
MDP Acquisitions
     (U.S.Dollar) Sr Nts
         10-01-12               9.63               2,000,000(c,d)      2,070,000
Owens-Brockway Glass
         11-15-12               8.75               4,000,000(d)        4,020,000
Pactiv
         06-15-17               8.13               5,000,000           5,981,895
Plastipak Holdings
     Company Guaranty
         09-01-11              10.75               2,000,000           2,060,000
Silgan Holdings
     Sr Sub Deb
         06-01-09               9.00               4,000,000           4,120,000
Stone Container
     Sr Nts
         07-01-12               8.38               4,000,000           4,160,000
Total                                                                 48,659,266

Restaurants & lodging (0.2%)
MeriStar Hospitality
     Company Guaranty
         01-15-11               9.13               1,135,000             913,675
Park Place Entertainment
     Sr Sub Nts
         09-15-08               8.88               1,000,000           1,037,500
         03-15-10               7.88               4,125,000           4,104,375
Total                                                                  6,055,550

Retail (2.7%)
Albertson's
     Sr Nts
         02-15-11               7.50              10,000,000          11,705,630
Dairy Mart Convenience Stores
     Sr Sub Nts
         03-15-04              10.25               5,925,000(b)        1,066,500
Gap
         09-15-07               6.90               2,000,000           2,020,000
Kroger
     Company Guaranty
         03-01-08               7.45              10,000,000          11,492,150
     Sr Nts
         07-15-06               8.15              13,000,000          14,731,145
Remington Arms
     Company Guaranty
         02-01-11              10.50                 960,000(d)        1,010,400
Safeway
         03-01-06               6.15              23,369,000          25,426,944
         08-15-12               5.80               3,000,000           3,192,753
Target
         01-15-11               6.35              15,000,000          16,869,150
Wal-Mart CRAVE 401
         07-17-06               7.00               7,795,930(d)        8,448,995
Wal-Mart Stores
         06-29-11               8.88               3,500,000           3,549,455
William Carter
     Company Guaranty Series B
         08-15-11              10.88               3,215,000           3,536,500
Total                                                                103,049,622

Transportation (1.5%)
Burlington North Santa Fe
         12-15-05               6.38               7,000,000           7,756,588
Canadian Natl Railways
     (U.S. Dollar)
         10-15-11               6.38               8,440,000(c)        9,573,762

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
18 -- AXP BOND FUND -- 2003 SEMIANNUAL REPORT

Issuer                        Coupon               Principal            Value(a)
                                rate                  amount

Transportation (cont.)
Enterprise Rent-A-Car USA Finance
         02-15-08               6.80%             $4,000,000(d)       $4,439,356
         01-15-11               8.00               5,500,000(d)        6,380,308
Greater Beijing First Expressways
     (U.S. Dollar) Sr Nts
         06-15-07               9.50               3,640,000(b,c)      2,184,000
Interpool
         08-01-07               7.35               3,205,000           3,044,750
Union Pacific
         01-15-11               6.65              20,250,000          23,085,223
Total                                                                 56,463,987

Utilities -- electric (5.3%)
Appalachian Power
     1st Mtge Medium-term Nts
         12-01-22               8.50               5,000,000           5,242,050
Cleveland Electric Illuminating
     1st Mtge Series B
         05-15-05               9.50              18,790,000          18,951,011
Dominion Resources
     Sr Nts
         09-17-12               5.70               9,300,000           9,841,474
     Sr Nts Series C
         07-15-03               7.60               8,200,000           8,358,531
Duke Energy
         03-05-08               3.75               3,690,000(d)        3,720,406
         10-15-32               6.45               5,000,000           4,823,400
El Paso Electric
     1st Mtge Series E
         05-01-11               9.40              10,000,000          11,200,210
Florida Power
     1st Mtge
         03-01-13               4.80              11,150,000          11,342,003
Indiana & Michigan Power
     Sale Lease-backed Obligation Series F
         12-07-22               9.82               4,962,420           5,612,597
IPALCO Enterprises
         11-14-11               8.63               4,000,000           3,880,000
Midland Funding II
     Series A
         07-23-05              11.75               5,215,000           5,384,488
NiSource Finance
         03-01-13               6.15               5,000,000           5,188,440
Northern States Power
     1st Mtge
         08-29-12               8.00              12,380,000(d)       14,848,324
Ohio Edison
     1st Mtge
         04-01-23               7.88               6,000,000           6,227,340
Pacific Gas & Electric
     1st Mtge Series 1992B
         05-01-25               8.38               4,100,000(b)        4,069,250
PowerGen US Funding LLC
         10-15-04               4.50               8,000,000           8,236,504
PSI Energy
         08-01-05               6.50              10,000,000          10,435,700
RGS (AEGCO) Funding
     Sale Lease-backed Obligation Series F
         12-07-22               9.82               4,962,426           5,612,603
Salton Sea Funding
     Series C
         05-30-10               7.84               5,000,000           4,904,700
Sithe Independence Funding
     Series A
         06-30-07               8.50               7,500,000           7,495,350
Texas Utilities Electric
         01-01-05               9.45               1,416,000           1,423,080
     1st Mtge
         07-01-25               7.63              10,000,000          10,368,300
         10-01-25               7.38               3,000,000           3,114,402
Tucson Electric Power
         10-01-09               8.50               3,250,000           3,314,071
Virginia Electric & Power
     Sr Nts Series A
         03-31-06               5.75              20,000,000          21,671,159
WPD Holdings
     (U.S. Dollar)
         12-15-17               7.25               8,000,000(c,d)      7,533,952
Total                                                                202,799,345

Utilities -- gas (0.4%)
ANR Pipeline
     Sr Nts
         03-15-10               8.88               2,180,000(d,h)      2,224,276
Northwest Pipeline
     Sr Nts
         03-01-10               8.13                 570,000(d,h)        584,626
Southern California Gas
     1st Mtge Series BB
         03-01-23               7.38               6,900,000           7,428,126

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
19 -- AXP BOND FUND -- 2003 SEMIANNUAL REPORT

Issuer                        Coupon               Principal            Value(a)
                                rate                  amount

Utilities -- gas (cont.)
Southern Natural Gas
     Sr Nts
         03-15-10               8.88%             $2,915,000(d,h)     $2,977,235
Transcontinental Gas Pipeline
     Series B
         08-15-11               7.00               3,500,000           3,307,500
Total                                                                 16,521,763

Utilities -- telephone (1.4%)
AT&T
     Sr Nts
         11-15-06               7.00               4,235,000           4,521,494
Citizens Communications
         05-15-11               9.25               6,900,000           8,537,591
France Telecom
     (U.S. Dollar)
         03-01-31              10.00               1,500,000(c)        1,931,130
Nextel Communications
     Sr Nts
         11-15-09               9.38               4,500,000           4,522,500
Pacific Bell
         10-15-34               6.63               5,000,000           5,297,640
Vodafone Group
     (U.S. Dollar)
         02-15-10               7.75              22,700,000(c)       27,068,160
Total                                                                 51,878,515

Total bonds
(Cost: $3,551,758,181)                                            $3,672,328,672

Common stocks (--%)

Issuer                                                Shares            Value(a)

Davel Communications                                 703,793(b)           $7,038
Stellex Aerostructures                                 1,311(b,l)             --

Total common stocks
(Cost: $4,947,691)                                                        $7,038

Other (--%)

Issuer                                                Shares            Value(a)

Wayland Investment Fund LLC                        6,000,000(b,e,f)   $1,696,369

Total other
(Cost: $6,671,880)                                                    $1,696,369

Options purchased (--%)

Issuer                   Notional        Exercise     Expiration        Value(a)
                           amount           price           date

Puts

April Eurodollar
Mid-Curve
Futures              $195,000,000             $98     April 2003        $463,125

June U.S.
Treasury Note
Futures                78,000,000             110       May 2003         170,625

Total options purchased
(Cost: $1,123,642)                                                      $633,750

Short-term securities (14.7%)

Issuer                    Annualized                  Amount            Value(a)
                       yield on date              payable at
                         of purchase                maturity

U.S. government agencies (7.5%) Federal Home Loan Bank Disc Nts
         04-16-03               1.23%             $3,000,000          $2,995,532
         04-21-03               1.22              50,000,000          49,914,756
Federal Home Loan Mtge Corp Disc Nt
         04-10-03               1.24              50,000,000          49,933,897
Federal Natl Mtge Assn Disc Nts
         03-19-03               1.28              30,000,000          29,982,248
         03-26-03               1.27              30,000,000          29,975,691
         04-02-03               1.24              34,500,000          34,463,924
         05-21-03               1.23              39,800,000          39,693,455
         05-28-03               1.23              50,000,000          49,854,300
Total                                                                286,813,803

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
20 -- AXP BOND FUND -- 2003 SEMIANNUAL REPORT

Issuer                    Annualized                  Amount            Value(a)
                       yield on date              payable at
                         of purchase                maturity

Commercial paper (7.2%)(i)
Amsterdam Funding
         03-04-03               1.27%            $21,900,000         $21,896,910
BOC Group
         03-06-03               1.27              25,000,000          24,994,709
CAFCO
         05-05-03               1.26              18,000,000          17,955,450
Ciesco LP
         03-13-03               1.27              20,300,000          20,290,691
Delaware Funding
         03-24-03               1.27               7,500,000           7,493,650
         05-22-03               1.26               8,000,000           7,975,100
Edison Asset Securitization
         03-17-03               1.27              14,700,000          14,691,185
Falcon Asset Securitization
         03-21-03               1.26              20,000,000          19,985,300
Park Avenue Receivables
         03-11-03               1.27              10,000,000           9,996,120
         03-24-03               1.27              20,000,000          19,983,067
Preferred Receivables Funding
         03-07-03               1.27               3,400,000           3,399,160
Receivables Capital
         03-10-03               1.26              15,000,000          14,994,750
         03-25-03               1.27              24,000,000          23,978,917
Sheffield Receivables
         03-03-03               1.27              18,800,000          18,798,011
         03-27-03               1.27              12,000,000          11,988,570
Southern Co Funding
         03-04-03               1.28              29,500,000          29,495,804
Three Rivers Funding
         03-20-03               1.26               5,600,000           5,596,080
Total                                                                273,513,474

Total short-term securities
(Cost: $560,323,997)                                                $560,327,277

Total investments in securities
(Cost: $4,124,825,391)(n)                                         $4,234,993,106

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
21 -- AXP BOND FUND -- 2003 SEMIANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in the currency indicated. As of Feb. 28, 2003, the value of foreign securities represented 5.7% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board.

(e) The share amount for Limited Liability Companies (LLC) or Limited Partnerships (LP) represents capital contributions.

(f)  Identifies issues considered to be illiquid as to their marketability (see
     Note 1 to the financial statements). Information concerning such security holdings at Feb. 28, 2003, is as follows:

     Security                                  Acquisition                 Cost
                                                  dates

     AOA Holdings LLC
       11.00% Sr Nts 2008                       06-02-02             $6,000,000
     News Corp
       10.15% 2010                       01-29-93 thru 01-10-03       2,897,509
     Paracelsus Healthcare Escrow
       Sr Sub Nts 2006                          11-16-01                     --
     Wayland Investment Fund LLC                05-17-00              6,671,880

(g) The following abbreviation is used in the portfolio security description to identify the insurer of the issue:

     MBIA -- Municipal Bond Investors Assurance

(h) At Feb. 28, 2003, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $507,530,077.

(i) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(j) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Feb. 28, 2003.

(k) Partially pledged as initial deposit on the following open interest rate futures contracts (see Note 7 to the financial statements):

     Type of security                                           Notional amount
     Sale contracts

     Swap Futures, June 2003, 10-year                              $ 84,500,000
     U.S. Treasury Notes, June 2003, 5-year                           6,900,000
     U.S. Treasury Notes, June 2003, 10-year                        151,300,000

(l)  Negligible market value.

(m) Adjustable rate mortgage; interest rate varies to reflect current market conditions; rate shown is the effective rate on Feb. 28, 2003.

(n) At Feb. 28, 2003, the cost of securities for federal income tax purposes was approximately $4,124,825,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                       $147,514,000

     Unrealized depreciation                                        (37,346,000)
                                                                    -----------
     Net unrealized appreciation                                   $110,168,000
                                                                   ------------

--------------------------------------------------------------------------------
22 -- AXP BOND FUND -- 2003 SEMIANNUAL REPORT



Financial Statements

Statement of assets and liabilities

AXP Bond Fund

Feb. 28, 2003 (Unaudited)

Assets
Investments in securities, at value (Note 1)*
   (identified cost $4,124,825,391)                                                                  $4,234,993,106
Cash in bank on demand deposit                                                                            3,352,973
Capital shares receivable                                                                                 1,454,848
Dividends and accrued interest receivable                                                                36,120,387
Receivable for investment securities sold                                                               171,722,467
                                                                                                        -----------
Total assets                                                                                          4,447,643,781
                                                                                                      -------------

Liabilities
Dividends payable to shareholders                                                                         2,910,508
Capital shares payable                                                                                      516,717
Payable for investment securities purchased                                                             156,243,496
Payable for securities purchased on a when-issued basis (Note 1)                                        483,798,028
Unrealized depreciation on foreign currency contracts held, at value (Notes 1 and 6)                      1,253,197
Payable upon return of securities loaned (Note 5)                                                         1,040,000
Accrued investment management services fee                                                                   50,334
Accrued distribution fee                                                                                     46,425
Accrued service fee                                                                                             777
Accrued transfer agency fee                                                                                  10,028
Accrued administrative services fee                                                                           4,458
Other accrued expenses                                                                                      229,754
                                                                                                            -------
Total liabilities                                                                                       646,103,722
                                                                                                        -----------
Net assets applicable to outstanding capital stock                                                   $3,801,540,059
                                                                                                     ==============

Represented by
Capital stock -- $.01 par value (Note 1)                                                             $    7,815,627
Additional paid-in capital                                                                            3,911,790,486
Excess of distributions over net investment income                                                       (1,410,573)
Accumulated net realized gain (loss) (Note 9)                                                          (222,984,136)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies (Notes 6 and 7)                   106,328,655
                                                                                                        -----------
Total -- representing net assets applicable to outstanding capital stock                             $3,801,540,059
                                                                                                     ==============
Net assets applicable to outstanding shares:                Class A                                  $2,424,115,358
                                                            Class B                                  $1,066,423,670
                                                            Class C                                  $   26,484,437
                                                            Class Y                                  $  284,516,594
Net asset value per share of outstanding capital stock:     Class A shares        498,397,726        $         4.86
                                                            Class B shares        219,242,396        $         4.86
                                                            Class C shares          5,438,133        $         4.87
                                                            Class Y shares         58,484,415        $         4.86
                                                                                   ----------        --------------
* Including securities on loan, at value (Note 5)                                                    $    1,005,000
                                                                                                     --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
23 -- AXP BOND FUND -- 2003 SEMIANNUAL REPORT



Statement of operations

AXP Bond Fund

Six months ended Feb. 28, 2003 (Unaudited)

Investment income
Income:
Interest                                                                                               $110,896,992
Fee income from securities lending -- net (Note 5)                                                           34,329
                                                                                                             ------
Total income                                                                                            110,931,321
                                                                                                        -----------
Expenses (Note 2):
Investment management services fee                                                                        9,145,604
Distribution fee
   Class A                                                                                                3,009,959
   Class B                                                                                                5,244,121
   Class C                                                                                                  124,480
Transfer agency fee                                                                                       2,892,656
Incremental transfer agency fee
   Class A                                                                                                  142,361
   Class B                                                                                                  111,912
   Class C                                                                                                    3,616
Service fee -- Class Y                                                                                      146,271
Administrative services fees and expenses                                                                   844,427
Compensation of board members                                                                                15,350
Custodian fees                                                                                               79,530
Printing and postage                                                                                        200,785
Registration fees                                                                                            86,339
Audit fees                                                                                                   21,250
Other                                                                                                        22,621
                                                                                                             ------
Total expenses                                                                                           22,091,282
   Earnings credits on cash balances (Note 2)                                                               (37,468)
                                                                                                            -------
Total net expenses                                                                                       22,053,814
                                                                                                         ----------
Investment income (loss) -- net                                                                          88,877,507
                                                                                                         ----------

Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                        27,858,821
   Foreign currency transactions                                                                         (1,726,180)
   Futures contracts                                                                                     (1,403,151)
                                                                                                         ----------
Net realized gain (loss) on investments                                                                  24,729,490
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                    70,436,979
                                                                                                         ----------
Net gain (loss) on investments and foreign currencies                                                    95,166,469
                                                                                                         ----------
Net increase (decrease) in net assets resulting from operations                                        $184,043,976
                                                                                                       ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
24 -- AXP BOND FUND -- 2003 SEMIANNUAL REPORT



Statements of changes in net assets

AXP Bond Fund

                                                                                Feb. 28, 2003         Aug. 31, 2002
                                                                             Six months ended            Year ended
                                                                                  (Unaudited)

Operations and distributions
Investment income (loss) -- net                                                $   88,877,507        $  193,601,257
Net realized gain (loss) on investments                                            24,729,490          (104,216,173)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies              70,436,979            21,330,971
                                                                                   ----------            ----------
Net increase (decrease) in net assets resulting from operations                   184,043,976           110,716,055
                                                                                  -----------           -----------
Distributions to shareholders from:
   Net investment income
     Class A                                                                      (60,798,096)         (121,329,296)
     Class B                                                                      (22,463,852)          (44,277,498)
     Class C                                                                         (528,080)             (754,797)
     Class Y                                                                       (7,643,620)          (24,276,463)
   Tax return of capital
     Class A                                                                               --            (7,330,284)
     Class B                                                                               --            (2,675,088)
     Class C                                                                               --               (45,602)
     Class Y                                                                               --            (1,466,697)
                                                                                           --            ----------
Total distributions                                                               (91,433,648)         (202,155,725)
                                                                                  -----------          ------------

Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                        172,510,144           524,025,978
   Class B shares                                                                 127,826,178           398,928,016
   Class C shares                                                                   5,866,602            18,470,000
   Class Y shares                                                                  79,014,216           271,716,616
Reinvestment of distributions at net asset value
   Class A shares                                                                  45,863,855            96,090,237
   Class B shares                                                                  19,192,774            40,340,249
   Class C shares                                                                     458,032               691,608
   Class Y shares                                                                   6,929,722            24,587,425
Payments for redemptions
   Class A shares                                                                (291,007,346)         (516,477,447)
   Class B shares (Note 2)                                                       (153,835,735)         (322,964,143)
   Class C shares (Note 2)                                                         (4,262,449)           (5,410,217)
   Class Y shares                                                                (105,608,034)         (520,331,103)
                                                                                 ------------          ------------
Increase (decrease) in net assets from capital share transactions                 (97,052,041)            9,667,219
                                                                                  -----------             ---------
Total increase (decrease) in net assets                                            (4,441,713)          (81,772,451)
Net assets at beginning of period                                               3,805,981,772         3,887,754,223
                                                                                -------------         -------------
Net assets at end of period                                                    $3,801,540,059        $3,805,981,772
                                                                               ==============        ==============
Undistributed (excess of distributions over) net investment income             $   (1,410,573)       $    1,145,568
                                                                               --------------        --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
25 -- AXP BOND FUND -- 2003 SEMIANNUAL REPORT

Notes to Financial Statements

AXP Bond Fund

(Unaudited as to Feb. 28, 2003)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Fixed Income Series, Inc. (formerly AXP Bond Fund, Inc.) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Fixed Income Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in corporate bonds and other debt securities.

The Fund offers Class A, Class B, Class C and Class Y shares.

o   Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o   Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

--------------------------------------------------------------------------------
26 -- AXP BOND FUND -- 2003 SEMIANNUAL REPORT

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When options on debt securities or futures are exercised, the Fund will realize a gain or loss. When other options are exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

--------------------------------------------------------------------------------
27 -- AXP BOND FUND -- 2003 SEMIANNUAL REPORT

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Illiquid securities

As of Feb. 28, 2003, investments in securities included issues that are illiquid which the Fund currently limits to 10% of net assets, at market value, at the time of purchase. The aggregate value of such securities as of Feb. 28, 2003 was $11,120,795 representing 0.29% of net assets. These securities are valued at fair value according to methods selected in good faith by the board. According to board guidelines, certain unregistered securities are determined to be liquid and are not included within the 10% limitation specified above.

Securities purchased on a forward-commitment basis

Delivery and payment for securities that have been purchased by the Fund on a forward-commitment basis, including when-issued securities and other forward-commitments, can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Fund's net assets the same as owned securities. The Fund designates cash or liquid securities at least equal to the amount of its forward-commitments. As of Feb. 28, 2003, the Fund has entered into outstanding when-issued securities of $483,798,028 and other forward-commitments of $23,732,049.

The Fund also enters into transactions to sell purchase commitments to third parties at current market values and concurrently acquires other purchase commitments for similar securities at later dates. As an inducement for the Fund to "roll over" its purchase commitments, the Fund receives negotiated amounts in the form of reductions of the purchase price of the commitment.

--------------------------------------------------------------------------------
28 -- AXP BOND FUND -- 2003 SEMIANNUAL REPORT

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of the deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Dividends to shareholders

Dividends from net investment income, declared daily and payable monthly, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium and discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

The Fund has agreements with American Express Financial Corporation (AEFC) to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.52% to 0.395% annually.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.05% to 0.025% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

--------------------------------------------------------------------------------
29 -- AXP BOND FUND -- 2003 SEMIANNUAL REPORT

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o   Class A $19.50

o   Class B $20.50

o   Class C $20.00

o   Class Y $17.50

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $1,778,364 for Class A, $553,706 for Class B and $8,570 for Class C for the six months ended Feb. 28, 2003.

During the six months ended Feb. 28, 2003, the Fund's custodian and transfer agency fees were reduced by $37,468 as a result of earnings credits from overnight cash balances.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $3,572,489,032 and $3,699,950,815, respectively, for the six months ended Feb. 28, 2003. Realized gains and losses are determined on an identified cost basis.

--------------------------------------------------------------------------------
30 -- AXP BOND FUND -- 2003 SEMIANNUAL REPORT

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                           Six months ended Feb. 28, 2003
                                            Class A           Class B          Class C           Class Y

Sold                                       36,177,130        26,807,642        1,229,540        16,595,601
Issued for reinvested distributions         9,626,786         4,029,001           96,040         1,455,202
Redeemed                                  (61,103,087)      (32,301,662)        (893,611)      (22,185,132)
                                          -----------       -----------         --------       -----------
Net increase (decrease)                   (15,299,171)       (1,465,019)         431,969        (4,134,329)
                                          -----------        ----------          -------        ----------

                                                              Year ended Aug. 31, 2002
                                            Class A           Class B          Class C           Class Y

Sold                                      109,760,309        83,489,844        3,858,357        56,720,131
Issued for reinvested distributions        20,137,632         8,455,159          145,079         5,140,336
Redeemed                                 (108,208,221)      (67,735,175)      (1,133,847)     (108,994,850)
                                         ------------       -----------       ----------      ------------
Net increase (decrease)                    21,689,720        24,209,828        2,869,589       (47,134,383)
                                           ----------        ----------        ---------       -----------

5. LENDING OF SECURITIES

At Feb. 28, 2003, securities valued at $1,005,000 were on loan to brokers. For collateral, the Fund received $1,040,000 in cash. Income from securities lending amounted to $34,329 for the six months ended Feb. 28, 2003. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. FORWARD FOREIGN CURRENCY CONTRACTS

As of Feb. 28, 2003, the Fund has forward foreign currency exchange contracts that obligate it to deliver currencies at specified future dates. The unrealized appreciation and/or depreciation on these contracts is included in the accompanying financial statements. See "Summary of significant accounting policies." The terms of the open contracts are as follows:


                                          Currency to       Currency to       Unrealized        Unrealized
Exchange date                            be delivered       be received     appreciation      depreciation

March 7, 2003                              28,505,000        18,744,041          $--            $  386,758
                                      Canadian Dollar       U.S. Dollar

March 10, 2003                             31,550,000        18,582,950           --               553,512
                                    Australian Dollar       U.S. Dollar

March 10, 2003                             34,095,000        18,649,965           --               312,927
                                   New Zealand Dollar       U.S. Dollar
                                                                                 ---            ----------
Total                                                                            $--            $1,253,197
                                                                                 ---            ----------

--------------------------------------------------------------------------------
31 -- AXP BOND FUND -- 2003 SEMIANNUAL REPORT

7. INTEREST RATE FUTURES CONTRACTS

As of Feb. 28, 2003, investments in securities included securities valued at $3,191,812 that were pledged as collateral to cover initial margin deposits on 2,427 open sale contracts. The notional market value of the open sale contracts as of Feb. 28, 2003 was $278,764,297 with a net unrealized loss of $2,597,730. See "Summary of significant accounting policies."

8. BANK BORROWINGS

The Fund has a revolving credit agreement with Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The agreement went into effect Sept. 24, 2002. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $200 million with U.S. Bank, N.A. The Fund had no borrowings outstanding during the six months ended Feb. 28, 2003.

9. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund has a capital loss carry-over of $241,331,805 as of Aug. 31, 2002, that will expire in 2007 through 2011 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
32 -- AXP BOND FUND -- 2003 SEMIANNUAL REPORT



10. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A

Per share income and capital changes(a)

Fiscal period ended Aug. 31,                                     2003(g)        2002         2001         2000         1999

Net asset value, beginning of period                              $4.75        $4.86        $4.70        $4.82        $5.11

Income from investment operations:

Net investment income (loss)                                        .12          .25          .31          .33          .33

Net gains (losses) (both realized and unrealized)                   .11         (.10)         .17         (.12)        (.25)

Total from investment operations                                    .23          .15          .48          .21          .08

Less distributions:

Dividends from net investment income                               (.12)        (.25)        (.32)        (.33)        (.33)

Distributions from realized gains                                    --           --           --           --         (.04)

Tax return of capital                                                --         (.01)          --           --           --

Total distributions                                                (.12)        (.26)        (.32)        (.33)        (.37)

Net asset value, end of period                                    $4.86        $4.75        $4.86        $4.70        $4.82

Ratios/supplemental data

Net assets, end of period (in millions)                          $2,424       $2,438       $2,390       $2,229       $2,591

Ratio of expenses to average daily net assets(c)                   .97%(d)      .95%         .94%         .93%         .86%

Ratio of net investment income (loss)
to average daily net assets                                       4.91%(d)     5.17%        6.51%        7.04%        6.56%

Portfolio turnover rate (excluding short-term securities)           99%         169%         115%          64%          57%

Total return(e)                                                   4.92%(f)     3.13%       10.48%        4.67%        1.64%


See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
33 -- AXP BOND FUND -- 2003 SEMIANNUAL REPORT



Class B

Per share income and capital changes(a)

Fiscal period ended Aug. 31,                                     2003(g)        2002         2001         2000         1999

Net asset value, beginning of period                              $4.75        $4.86        $4.70        $4.82        $5.11

Income from investment operations:

Net investment income (loss)                                        .10          .21          .27          .30          .29

Net gains (losses) (both realized and unrealized)                   .11        (.10)          .17         (.13)        (.24)

Total from investment operations                                    .21          .11          .44          .17          .05

Less distributions:

Dividends from net investment income                               (.10)        (.21)        (.28)        (.29)        (.30)

Distributions from realized gains                                    --           --           --           --         (.04)

Tax return of capital                                                --         (.01)          --           --           --

Total distributions                                                (.10)        (.22)        (.28)        (.29)        (.34)

Net asset value, end of period                                    $4.86        $4.75        $4.86        $4.70        $4.82

Ratios/supplemental data

Net assets, end of period (in millions)                          $1,066       $1,047         $954         $867       $1,093

Ratio of expenses to average daily net assets(c)                  1.73%(d)     1.71%        1.70%        1.69%        1.63%

Ratio of net investment income (loss)
to average daily net assets                                       4.15%(d)     4.40%        5.74%        6.28%        5.79%

Portfolio turnover rate (excluding short-term securities)           99%         169%         115%          64%          57%

Total return(e)                                                   4.52%(f)     2.35%        9.65%        3.88%         .87%


See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
34 -- AXP BOND FUND -- 2003 SEMIANNUAL REPORT



Class C

Per share income and capital changes(a)

Fiscal period ended Aug. 31,                                     2003(g)        2002         2001       2000(b)

Net asset value, beginning of period                              $4.75        $4.86        $4.71        $4.64

Income from investment operations:

Net investment income (loss)                                        .10          .21          .27          .04

Net gains (losses) (both realized and unrealized)                   .12         (.10)         .16          .07

Total from investment operations                                    .22          .11          .43          .11

Less distributions:

Dividends from net investment income                               (.10)        (.21)        (.28)        (.04)

Distributions from realized gains                                    --           --           --           --

Tax return of capital                                                --         (.01)          --           --

Total distributions                                                (.10)        (.22)        (.28)        (.04)

Net asset value, end of period                                    $4.87        $4.75        $4.86        $4.71

Ratios/supplemental data

Net assets, end of period (in millions)                             $26          $24          $10           $1

Ratio of expenses to average daily net assets(c)                  1.73%(d)     1.72%        1.70%        1.69%(d)

Ratio of net investment income (loss)
to average daily net assets                                       4.14%(d)     4.33%        5.62%        6.80%(d)

Portfolio turnover rate (excluding short-term securities)           99%         169%         115%          64%

Total return(e)                                                   4.73%(f)     2.35%        9.43%        2.58%(f)


See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
35 -- AXP BOND FUND -- 2003 SEMIANNUAL REPORT



Class Y

Per share income and capital changes(a)

Fiscal period ended Aug. 31,                                     2003(g)        2002         2001         2000         1999

Net asset value, beginning of period                              $4.75        $4.86        $4.70        $4.82        $5.11

Income from investment operations:

Net investment income (loss)                                        .12          .25          .32          .34          .33

Net gains (losses) (both realized and unrealized)                   .11         (.10)         .17         (.12)        (.24)

Total from investment operations                                    .23          .15          .49          .22          .09

Less distributions:

Dividends from net investment income                               (.12)        (.25)        (.33)        (.34)        (.34)

Distributions from realized gains                                    --           --           --           --         (.04)

Tax return of capital                                                --         (.01)          --           --           --

Total distributions                                                (.12)        (.26)        (.33)        (.34)        (.38)

Net asset value, end of period                                    $4.86        $4.75        $4.86        $4.70        $4.82

Ratios/supplemental data

Net assets, end of period (in millions)                            $285         $297         $533         $385         $296

Ratio of expenses to average daily net assets(c)                   .81%(d)      .78%         .78%         .77%         .77%

Ratio of net investment income (loss)
to average daily net assets                                       5.08%(d)     5.30%        6.66%        7.20%        6.67%

Portfolio turnover rate (excluding short-term securities)           99%         169%         115%          64%          57%

Total return(e)                                                   5.00%(f)     3.29%       10.65%        4.84%        1.71%


Notes to financial highlights

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) Adjusted to an annual basis.

(e) Total return does not reflect payment of a sales charge.

(f) Not annualized.

(g) Six months ended Feb. 28, 2003 (Unaudited).

--------------------------------------------------------------------------------
36 -- AXP BOND FUND -- 2003 SEMIANNUAL REPORT

Results of Meeting of Shareholders

AXP BOND FUND

REGULAR MEETING OF SHAREHOLDERS HELD ON NOVEMBER 13, 2002

(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below.

Proposal 1

To elect the thirteen nominees specified below as Board members*.

                        Shares Voted "For"  Shares Withholding Authority to Vote

Arne H. Carlson          538,576,947.998              18,626,343.137
Philip J. Carroll, Jr.   539,860,518.882              17,342,772.253
Livio D. DeSimone        539,465,773.990              17,737,517.145
Barbara H. Fraser        539,683,806.427              17,519,484.708
Ira D. Hall              539,646,296.146              17,556,994.989
Heinz F. Hutter          539,705,361.408              17,497,929.727
Anne P. Jones            539,432,688.578              17,770,602.557
Stephen R. Lewis, Jr.    540,403,949.496              16,799,341.639
Alan G. Quasha           540,184,292.394              17,018,998.741
Stephen W. Roszell       540,165,522.187              17,037,768.948
Alan K. Simpson          538,530,623.557              18,672,667.578
Alison Taunton-Rigby     540,049,439.169              17,153,851.966
William F. Truscott      540,175,822.414              17,027,468.721

Proposal 2

To Amend the Articles of Incorporation/Declaration of Trust*:

2(a). To allow one vote/dollar instead of one vote/share.

Shares Voted "For"    Shares Voted "Against"    Abstentions    Broker Non-Votes

  457,493,916.103         44,998,273.548      18,132,944.484    36,578,157.000

2(b). To change the name of the corporation.

Shares Voted "For"    Shares Voted "Against"    Abstentions    Broker Non-Votes

  496,788,785.521         41,841,506.090      18,572,999.524         0.000

* Denotes Registrant-wide proposals and voting results.

--------------------------------------------------------------------------------
37 -- AXP BOND FUND -- 2003 SEMIANNUAL REPORT

Contact Information and Services

Internet

Receive 24-hour access to your account information at www.americanexpress.com.

Client Service

Receive fund performance, fund prices, account values, recent account transactions, and make account inquiries by calling American Express Financial Advisors at (800) 862-7919 or TTY: (800) 846-4852.

Telephone Transaction Service

For sales and exchange, dividend payments, or reinvestments and automatic payment arrangement contact American Express Financial Advisors at (888) 723-8476.

Find an American Express Financial Advisor

If you are an existing American Express Financial Advisors client who has recently moved and would like to speak with a new advisor, please call your local Client Service Coordinator at (800) 803-6284.

American Express(R) Funds provide investment opportunities for shareholders, all in one place.

We've been managing mutual funds for over 60 years. Today, our family of funds includes 58 publicly offered funds in all style categories: growth, blend, value, and income. Our broad selection of funds allows you to build a portfolio diversified across various asset classes.

Growth Funds

Typically, growth investing seeks to invest in companies with the greatest earnings growth potential.

Blend Funds

Blend is often regarded as an investment style that incorporates both growth and value considerations in the stock selection process.

Value Funds

A value investment approach generally seeks to invest in undervalued stocks that are temporarily out of favor.

Income/Tax-Exempt Income Funds

Involves investing primarily in fixed income securities with the goal of maximizing income and often, but not always, capital appreciation.

American Express(R) Funds

For more complete information about our funds, including fees and expenses, please call (800) 862-7919 for prospectuses. Read them carefully before you invest.

Growth Funds
AXP(R) Emerging Markets Fund
AXP Equity Select Fund
AXP Focused Growth Fund
AXP Global Growth Fund
AXP Growth Fund
AXP Growth Dimensions Fund
AXP New Dimensions Fund(R)
AXP Partners International Aggressive Growth Fund
AXP Partners Small Cap Growth Fund
AXP Strategy Aggressive Fund

Blend Funds
AXP Blue Chip Advantage Fund
AXP Discovery Fund*
AXP European Equity Fund
AXP Global Balanced Fund
AXP International Fund
AXP Large Cap Equity Fund
AXP Managed Allocation Fund
AXP Mid Cap Index Fund
AXP Partners International Core Fund
AXP Partners International Small Cap Fund
AXP Partners Small Cap Core Fund
AXP Research Opportunities Fund
AXP S&P 500 Index Fund
AXP Small Cap Advantage Fund
AXP Small Company Index Fund
AXP Stock Fund

Value Funds
AXP Diversified Equity Income Fund
AXP Equity Value Fund
AXP Large Cap Value Fund
AXP Mid Cap Value Fund
AXP Mutual
AXP Partners Fundamental Value Fund
AXP Partners International Select Value Fund
AXP Partners Select Value Fund
AXP Partners Small Cap Value Fund
AXP Partners Value Fund
AXP Progressive Fund*

Income/Tax-Exempt Income Funds
AXP Bond Fund
AXP Cash Management Fund**
AXP Extra Income Fund
AXP Federal Income Fund
AXP Global Bond Fund
AXP High Yield Tax-Exempt Fund
AXP Insured Tax-Exempt Fund
AXP Intermediate Tax-Exempt Fund
AXP Selective Fund
AXP State Tax-Exempt Funds
AXP Tax-Exempt Bond Fund
AXP Tax-Free Money Fund**
AXP U.S. Government Mortgage Fund

Sector Funds
AXP Global Technology Fund
AXP Precious Metals Fund
AXP Utilities Fund

These funds are also listed in the categories above.

AXP(R) Partners Funds
AXP Partners Fundamental Value Fund
AXP Partners International Aggressive Growth Fund
AXP Partners International Core Fund
AXP Partners International Select Value Fund
AXP Partners International Small Cap Fund
AXP Partners Select Value Fund
AXP Partners Small Cap Core Fund
AXP Partners Small Cap Growth Fund
AXP Partners Small Cap Value Fund
AXP Partners Value Fund

International Funds
AXP Emerging Markets Fund
AXP European Equity Fund
AXP Global Balanced Fund
AXP Global Bond Fund
AXP Global Growth Fund
AXP International Fund
AXP Partners International Aggressive Growth Fund
AXP Partners International Core Fund
AXP Partners International Select Value Fund
AXP Partners International Small Cap Fund

 * Closed to new investors.

** An investment in the Fund is not insured or guaranteed by the Federal
   Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

                                                                          (4/03)

AXP Bond Fund
70100 AXP Financial Center
Minneapolis, MN 55474

americanexpress.com

American
   Express(R)
 Funds

AMERICAN
   EXPRESS(R)

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

                                                                 S-6490 T (4/03)